Hardman Johnston International Growth Fund
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 13.9%
LVMH Moet Hennessy Louis Vuitton SE	8,254	$5,327,187
MercadoLibre, Inc. (a)	1,292	2,774,945
Prosus NV	92,155	5,299,046
Suzuki Motor Corp.	404,867	5,520,391
		18,921,569

Energy - 3.7%
Cameco Corp.	41,026	5,062,198

Financials - 12.3%
Commerzbank AG	157,417	6,470,603
HDFC Bank Ltd. - ADR	50,240	1,626,771
ICICI Bank Ltd. - ADR	53,677	1,572,200
Standard Chartered PLC	271,578	6,948,685
		16,618,259

Health Care - 16.3%
AstraZeneca PLC	36,912	6,877,199
Sandoz Group AG	107,772	8,538,328
UCB SA	21,969	6,694,541
		22,110,068

Industrials - 34.5% (b)
Airbus SE	27,553	6,308,280
Hitachi Ltd.	191,152	6,633,000
Leonardo SpA	52,313	3,495,913
Mitsubishi Heavy Industries Ltd.	230,574	6,789,007
Prysmian SpA	60,820	7,203,751
Rheinmetall AG	3,032	6,424,366
Safran SA	17,479	6,245,117
Weir Group PLC	84,090	3,714,136
		46,813,570

Information Technology - 19.2%
ASML Holding NV	5,428	7,783,267
Infineon Technologies AG	146,387	7,155,788
STMicroelectronics NV	112,780	3,184,699
Taiwan Semiconductor Manufacturing Co. Ltd.	144,277	7,977,932
		26,101,686
TOTAL COMMON STOCKS (Cost $88,531,750)		135,627,350

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (c)	457,132	457,132
TOTAL MONEY MARKET FUNDS (Cost $457,132)		457,132

TOTAL INVESTMENTS - 100.2% (Cost $88,988,882)		136,084,482
Liabilities in Excess of Other Assets - (0.2)%		(249,167)
TOTAL NET ASSETS - 100.0%		$135,835,315

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Hardman Johnston International Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$11,036,114	$124,591,236	$–	$135,627,350
Money Market Funds	457,132	–	–	457,132
Total Investments	$11,493,246	$124,591,236	$–	$136,084,482

Refer to the Schedule of Investments for further disaggregation of investment categories.